UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 18, 2020

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 McInnis Parkway
San Rafael,	California	94903
(Address of principal executive offices)		(Zip Code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADSK	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Autodesk, Inc. (“Autodesk” or the “Company”) held its 2020 Annual Meeting of Stockholders (“Annual Meeting”) on June 18, 2020. At its Annual Meeting, the Company elected the following ten individuals to its Board of Directors (the "Board"). Each director will serve for the ensuing year and until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions*	Broker Non-Votes*
Andrew Anagnost	187,002,171	360,850	62,732	12,167,701
Karen Blasing	186,989,847	340,005	95,901	12,167,701
Reid French	186,814,906	496,866	113,981	12,167,701
Dr. Ayanna Howard	187,016,500	312,857	96,396	12,167,701
Blake Irving	186,807,780	506,532	111,441	12,167,701
Mary T. McDowell	184,996,070	2,270,735	158,948	12,167,701
Stephen Milligan	186,906,777	346,090	172,886	12,167,701
Lorrie M. Norrington	176,021,043	11,310,688	94,022	12,167,701
Betsy Rafael	186,592,219	739,622	93,912	12,167,701
Stacy J. Smith	185,188,048	2,138,361	99,344	12,167,701
___________________
*    Abstentions and broker non-votes do not affect the outcome of the election.

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2021.	191,189,313	8,354,820	49,321	NA
Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.*	179,296,800	8,011,870	117,083	12,167,701
___________________
*    Broker non-votes do not affect the outcome of voting on this proposal.

Item 8.01. Other Events

Board Committee Composition

Effective following the Company’s Annual Meeting, Dr. Ayanna Howard became a member of the Audit Committee of the Company's Board. Accordingly, the composition of the Audit Committee, the Compensation and Human Resources Committee and the Corporate Governance and Nominating Committee of the Company's Board is as follows:

	Audit Committee	Compensation and Human Resources Committee	Corporate Governance and Nominating Committee
Karen Blasing	X
Reid French		X
Dr. Ayanna Howard	X
Blake Irving		X
Mary T. McDowell		Chair
Stephen Milligan	X
Lorrie M. Norrington			Chair
Betsy Rafael	Chair
Stacy J. Smith			X

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By:/s/ Pascal W. Di Fronzo
Pascal W. Di Fronzo SVP, Corporate Affairs, Chief Legal Officer and Secretary
Date: June 23, 2020